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                             THE LEGACY FUNDS GROUP

                         THE MULTI-CAP CORE EQUITY FUND

                                     CLASS A
                                   TRUST CLASS

                       SUPPLEMENT DATED NOVEMBER 29, 2006
                     TO THE PROSPECTUS DATED AUGUST 28, 2006


On December 6, 2006, The Legacy Multi-Cap Core Equity Fund will be issuing a payment in the form of a capital gain distribution resulting from securities sold within the Fund for the period ended October 31, 2006. Based on outstanding shares at close of business on November 21, 2006, the approximate amount of the distribution is $1.34 per share. This amount is subject to change based on the number of outstanding shares on the record date, which is December 4, 2006.

This capital gain distribution estimate for the record date of December 4, 2006, is preliminary and subject to change. It does not include any estimates for ordinary income distributions that may also be declared, if any. Actual distributions may vary significantly from this estimate.

AN INVESTOR SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING OR SENDING MONEY. THIS AND OTHER IMPORTANT INFORMATION ABOUT THE INVESTMENT COMPANY CAN BE FOUND IN THE FUND'S PROSPECTUS. TO OBTAIN A FREE COPY OF THE PROSPECTUS, PLEASE CONTACT THE FUNDS AT 888-454-8510 OR AT THE SEC'S SITE AT WWW.SEC.GOV. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.











               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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